Exhibit 10.5

FIRST AMENDMENT TO THE RESEARCH AND LICENSE AGREEMENT

This First Amendment to the Research and License Agreement (“First Amendment”) is made as of August 15, 2021 (the “Amendment Effective Date”), by and between:

YISSUM RESEARCH DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, LTD., of Hi Tech Park, Edmond J. Safra Campus, Givat Ram, Jerusalem 91390, Israel (“Yissum”) of the first part; and

InnoCan Pharma A Ltd., of 10 Hamenofim Street, Herzelia, Israel (the “Company”), of the second part;

(each of Yissum and the Company, a “Party”, and collectively the “Parties”)

WHEREAS:	the Parties signed a Research and License Agreement, on January 21, 2020 (the “License Agreement”)

WHEREAS:	the Parties wish to amend the License Agreement as set forth herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

1.	Interpretation and Definitions

1.1.	The preamble to this First Amendment constitutes an integral part hereof and shall be read jointly with its terms and conditions.

1.2.	In this First Amendment, unless otherwise required or indicated by the context, the singular shall include the plural and vice-versa, the masculine gender shall include the female gender, and the use of the word “or” shall mean “and/or”.

1.3.	The headings of the sections in this First Amendment are for the sake of convenience only and shall not serve in the interpretation of the First Amendment.

1.4.	In this Amendment, any capitalized terms that are used but not defined herein shall carry the meaning attributed to them in the License Agreement.

2.	The following patent application shall be added to Appendix A of the License Agreement, and shall be included in the Licensed Patents:

●	Patent application: 63/086,223 (Yissum Ref No.: 6741) entitled: PROTEIN BOUND CANNABINOID FORMULATIONS AND USES THEREOF

The Parties have agreed to update Appendix A attached to the License Agreement by replacing it in its entirety by the new Appendix A attached to this First Amendment.

3.	This First Amendment shall amend and supplement the License Agreement only to the extent expressly set forth above. This First Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the License Agreement, or any other right, remedy, power or privilege of any Party, except as expressly set forth herein. To the extent of any inconsistency between the License Agreement and this First Amendment, this First Amendment shall control and shall supersede the License Agreement. The License Agreement is and shall remain in full force and effect to the extent not amended by this First Amendment. The terms of this First Amendment shall be governed by and construed in a manner consistent with the provisions of the License Agreement.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the Amendment Effective Date first written above.

YISSUM		THE COMPANY

By:	/s/ Keren-Or Amar	By:	/s/ Itzik Goldwaser
Name:	Dr. Keren-Or Amar	Name:	Dr. Itzik Goldwaser
Title:	VPBD	Title:	CEO
Date:	August 15, 2021	Date:	August 15, 2021

I the undersigned, Prof. Chezy Barenholtz, have reviewed, am familiar with and agree to all of the above terms and conditions. I hereby undertake to cooperate fully with Yissum in order to ensure its ability to fulfill its obligations hereunder, as set forth herein.

/s/ Chezy Barenholtz	August 15, 2021
Prof. Chezy Barenholtz	Date signed

Appendix A

LICENSED PATENTS

Family:	6657	Title:	LIPOSOMAL CANNABINOIDS AND USES THEREOF

Inventors

Inventor ID	Inventor Name
20828	BAVLI Yaelle
9290	CERN Ahuva
20829	HOD Atara
25297	Zilbersheid Daniel
1291	Barenholz Yechezkel

				Application		Publication
Patent ID	Continuity	Status	Country	Date	Number	Date	Number
6657-00	Priority	Filed	US	3/10/2019	62/910,097
6657-01	PCT	Published	PCT	1/10/2020	PCT/IL2020/051068	8/4/2021	WO 2021/064730

Family:	6741	Title:	PROTEIN BOUND CANNABINOID FORMULATIONS AND USES THEREOF

Inventors

Inventor ID	Inventor Name	Main
20828	BAVLI Yaelle
9290	CERN Ahuva
20829	HOD Atara
25297	Zilbersheid Daniel
1291	Barenholz Yechezkel	v

				Application		Publication
Patent ID	Continuity	Status	Country	Date	Number	Date	Number
6741-00	Priority	Filed	US	1/10/2020	63/086,223

THE COMPANY		YISSUM

By:	/s/ Iris Bincovich	By:	/s/ Keren-Or Amar
Name:	Iris Bincovich	Name:	Dr. Keren-Or Amar
Title:	CEO	Title:	VPBD
Date:	August 15, 2021	Date:	August 15, 2021

By:	/s/ Dr. Itzik Goldwaser
Name:	Dr. Itzik Goldwaser
Title:	CEO
Date:	August 15, 2021